UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 18, 2015

Date of Report (Date of earliest event reported)

Smith & Wesson Holding Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue

Springfield, Massachusetts

01104

(Address of Principal Executive Offices) (Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

As described in Item 7.01, we are furnishing this Current Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on June 18, 2015 discussing our fourth quarter and full year fiscal 2015 financial and operational results. The disclosure provided in Item 7.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.02.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 7.01.	Regulation FD Disclosure.

We are furnishing this Current Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on June 18, 2015 discussing our fourth quarter and full year fiscal 2015 financial and operational results. The transcript of the conference call and webcast is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

The text included with this Current Report on Form 8-K and the replay of the conference call and webcast on June 18, 2015 is available on our website located at www.smith-wesson.com, although we reserve the right to discontinue that availability at any time.

Certain statements contained in this Current Report on Form 8-K may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, but are not limited to, statements regarding our belief there is an ongoing consumer preference for our concealed carry firearms; our belief that the M&P 15 Sport provides a great value for consumers and is the industry-leading rifle in this category; our belief that our products remain popular with consumers and that we remained the market leader in the handgun and the modern sporting rifle categories during the fourth quarter; our belief that inventories need to increase in preparation for the busy season of consumer activity that typically commences in September; our expectation that we will work closely with our wholesaler partners to ensure their inventory levels are appropriate for the current period; our belief that our new accessories division provides us with a broad, established platform for organic and inorganic growth in hunting and firearm accessories; our belief regarding the return to a more normalized consumer firearm market following an earlier surge in demand; our goal to maintain EBITDAS margins above 20%; the success of our efforts to reduce our ongoing interest expense; potential uses of revolving line of credit; expectations regarding our 5.000% Senior Notes; our belief that consumer demand continues to trend to its normal, seasonal pattern; our expectations regarding trends based on NICS checks; the success of our strategy, including related to new products; our expectations about the new products that we have in the pipeline for the next three years, including our next generation M&P polymer pistol; our expectations regarding capital expenditures for fiscal 2016; our expectations regarding the Army’s solicitation for a modular handgun system; the opportunities the acquisition of Battenfeld Technologies, Inc. provides to recognize revenue synergies with our firearms division; our expectations regarding our accessories division, including that it will deliver double-digit, annual revenue growth, that revenue for that division is poised to grow in fiscal 2016, and it has the potential to deliver strong top line growth, both organic and inorganic, as well as very attractive gross margins; our expectations regarding our operational capacity and retail traffic during fiscal 2016; our expectations regarding our seasonable patterns in fiscal 2016, including its impact on our revenue by quarter; our estimates for revenue, GAAP and non-GAAP earnings per share, including adjustments, fully diluted share count, and tax rate for our first quarter and for full fiscal 2016; our belief that our industry is in the midst of a long-term, underlying growth trend; our expectations regarding growing our company and its share of our market; our expectations regarding our gross margins; our belief that the consumer firearm market is a heavy promotional environment with a lot of incentives; our goal of creating business by taking market share; our plans to remain aggressive with respect to promotional activities and wholesaler shows; our expectation that we will incur employee incentive expenses in fiscal 2016; our belief that employee incentive expenses will probably be the biggest driver of increased operating expenses in fiscal 2016 other than expenses associated with Battenfeld; our belief that we are strongly positioned to take market share and grow with an expanding market; our belief that the new products that we have in the pipeline will help us take more market share and strengthen our position; our goal to create flexibility on our balance sheet in order to act quickly if an acquisition opportunity arises, invest in our business or execute a share buyback if appropriate; our goal to lower our overall weighted average cost of capital; our belief that our understanding of forecasting metrics is better than ever before and helps us schedule the plant, collaborate with our strategic partners, wholesalers, and big box stores, time the launch of new products, and undertake strategic promotional activities; our expectation that Battenfeld will continue to grow very strongly; our estimates regarding the long-term prospects of the firearm industry; our belief that we will maintain or increase our market share; our belief regarding the return to a more normalized firearm market despite our competitors’ inventory levels; our belief that we are a brand of choice when it comes to the consumer; our belief that we have one of the strongest product portfolios in the firearm market; our expectation that capital expenditures in excess of our normal range will be due to a specialized IT project, capacity increases, or new product launches; our preference to execute a share buyback if we have excess cash; our belief that our leverage is very low; our expectation that we will not draw on our revolving line of credit immediately; our belief that our accessories business maintains a flatter demand profile and does not follow the seasonal pattern seen in the firearm industry more generally; our evaluation of acquisition opportunities with respect to our firearm and accessories divisions as well as opportunities for vertical integration; and our plan to integrate our Thompson/Center Arms accessories business and M&P accessories business into our accessories division. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for our products; the costs and ultimate conclusion of certain legal matters; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; the potential for increased regulation of firearms and firearm-related products; speculation surrounding fears of terrorism and crime; our growth opportunities; our anticipated growth; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to introduce new products; the success of new products; our ability to expand our markets; our ability to integrate acquired businesses in a successful manner; the general growth of our firearm accessories business; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2015.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

2

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibits

99.1	Transcript of conference call and webcast conducted on June 18, 2015

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION

Date: June 18, 2015	By:	/s/ Jeffrey D. Buchanan
Jeffrey D. Buchanan
Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

99.1	Transcript of conference call and webcast conducted on June 18, 2015